ORIGINAL

AMENDMENT NO. 04

Dated April 25, 2007

THIS AMENDMENT NO. 04 ("*Amendment 04*") to that certain Loan and Security Agreement No. 5021 dated February 8, 2006, as amended (the "*Agreement*"; all initially capitalized terms used and not otherwise defined herein are defined in the Agreement) is entered into as of January 29, 2007, by and between **LIGHTHOUSE CAPITAL PARTNERS, V, L.P.** ("*Lender*") and **EYETEL IMAGING, INC.**, a company organized under the laws of the state of Delaware ("*Borrower*").

Without limiting or amending any other provisions of the Agreement, Lender and Borrower agree to the following:

Section 1, Definitions of the Agreement, the definition of "Permitted Indebtedness" shall be deleted in its entirety and replaced with the following:

"***Permitted Indebtedness***" means: **(i)** the Loan; **(ii)** unsecured trade debt incurred in the ordinary course of Borrower's business; **(iii)** Indebtedness secured by clause (ii) of Permitted Liens; and **(iv)** Indebtedness secured by a Lien described in clause (v) of the defined term "Permitted Liens", *provided* such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness and is on commercially reasonable terms; **(v)** Indebtedness which is subordinated to the Loan in both security and right of payment on terms reasonably satisfactory to Lender in an amount not to exceed $7,500,000; **(vi)** capital lease obligations; and **(vii)** extensions, renewals, refundings, refinancings, modifications, amendments and restatements of any of the foregoing *provided* the principal amount of the Indebtedness may not increase or be on terms more burdensome to Borrower.

Except as amended hereby, the Loan Documents remain unmodified and unchanged and ratified by Borrower as though fully set forth herein. Lender and Borrower have executed this Amendment as of the date first written above.

BORROWER:

EYETEL IMAGING, INC.

By: [signature]

Name: KEITH G. FREY

Title: CFO

LENDER:

LIGHTHOUSE CAPITAL PARTNERS V, L.P.

By: **LIGHTHOUSE MANAGEMENT PARTNERS V, L.L.C.**, its general partner

By: [signature]

Name: Thomas Conneely

Title: Vice President